QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARES COMMERCIAL REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606

April 30, 2014

Dear Stockholder:

              You are cordially invited to attend the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Commercial Real Estate Corporation (the "Company") to be held on June 26, 2014 at 11:00 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.

              At the Annual Meeting, you will be asked to (i) elect three directors of the Company and (ii) ratify the selection of Ernst &Young LLP as the Company's independent registered public accounting firm, each as more fully described in the accompanying proxy statement.

              Your vote is important regardless of the number of shares you own.

              This year, we will be using the "Notice and Access" method of providing proxy materials to stockholders. We believe that this process will provide a convenient and quick way to access the proxy materials, including the Company's proxy statement and 2013 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

              On or about May 8, 2014, the Company will mail to stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access card, containing instructions on how to access the proxy statement and 2013 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access card also contains instructions as to how stockholders can receive a paper copy of the proxy materials and authorize a proxy to vote by mail.

              If you hold shares of the Company's common stock in "street name" through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

              We urge you to submit your proxy voting instructions to the Company as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

              On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,
/s/ JOHN B. BARTLING, JR. John B. Bartling, Jr. Chairman of the Board of Directors

Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2014

To the Stockholders of Ares Commercial Real Estate Corporation:

              Notice is hereby given that the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Ares Commercial Real Estate Corporation, a Maryland corporation (the "Company"), will be held on June 26, 2014 at 11:00 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 for the following purposes:

  1.
  To elect three directors to serve until the Company's 2017 annual meeting of stockholders, and until their successors are duly elected and qualify;

  2.
  To consider and vote upon the ratification of the selection of Ernst &Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014; and

  3.
  To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

              Only the holders of record of shares of common stock of the Company at the close of business on the record date, April 28, 2014, will be entitled to receive notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

              Your vote is important regardless of the number of shares you own. Accordingly, we urge you to promptly submit your proxy voting instructions even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

              You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

              If you hold shares of the Company's common stock in "street name" through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

              Your proxy is being solicited by the Company's board of directors. The board of directors recommends that you vote FOR the election of the three directors listed in the accompanying proxy statement to serve until the Company's 2017 annual meeting of stockholders, and until their successors are duly elected and qualify and FOR the ratification of the selection of Ernst &Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

By Order of the Board of Directors,
/s/ ANTON FEINGOLD Anton Feingold Secretary

Chicago, Illinois
April 30, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 26, 2014: The Proxy Statement and the Company's 2013 Annual Report are available at: http://materials.proxyvote.com/04013V.

Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606

PROXY STATEMENT FOR
2014 ANNUAL MEETING OF STOCKHOLDERS

              This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the board of directors (the "Board") of Ares Commercial Real Estate Corporation, a Maryland corporation (the "Company," "we," "us" or "our"), for use at the 2014 Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 26, 2014 at 11:00 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036 or at any adjournment or postponement thereof. This proxy statement, the notice of annual meeting of stockholders and the related proxy card are first being made available to our stockholders on or about April 30, 2014.

              This proxy statement is accompanied by our 2013 Annual Report which includes audited financial statements for the year ended December 31, 2013 audited by Ernst &Young LLP, our independent registered public accounting firm, and their report thereon, dated March 17, 2014.

              We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If you return an executed proxy, but no specification is made, the votes entitled to be cast by you will be cast FOR the election of the three directors listed in the accompanying proxy statement to serve until our 2017 annual meeting of stockholders, and until their successors are duly elected and qualify and FOR the ratification of the selection of Ernst &Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of common stock represented by properly submitted proxies in their discretion.

              Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to us in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. If you hold shares of our common stock in "street name" through a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee and present it at the Annual Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with their policies a sufficient time in advance of the Annual Meeting.

              Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

              The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein.

              The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 28, 2014. As of the close of business on April 28, 2014, there were 28,589,634 shares of our common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e. a broker) does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange ("NYSE"), the only item to be acted upon at the Annual Meeting with respect to which a broker or nominee will be permitted to exercise voting discretion is the ratification of the appointment of Ernst &Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. Therefore, if you hold your shares in "street name" and do not give the broker or nominee specific voting instructions on the election of the three directors, your shares will not be voted on those items, and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items.

              The affirmative vote of a plurality of the votes cast at a meeting at which a quorum is present is required under our Amended and Restated Bylaws (the "Bylaws") to approve Proposal 1 (the election of three directors to serve until our 2017 annual meeting of stockholders and until their successors are duly elected and qualify). This means that the nominees with the most votes are elected. Votes "withheld" from one or more nominees therefore will have no effect on the outcome of the vote with respect to the election of directors. For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

              The affirmative vote of at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 2 (to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm). For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

              We will bear the cost of solicitation of proxies in relation to this proxy statement. Proxies will be solicited by mail, by telephone, by electronic mail or by facsimile, telegram or other electronic means or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Commercial Real Estate Management LLC, our external manager (our "Manager"), without special compensation therefor, may solicit proxies personally, by telephone, by electronic mail or by facsimile, telegram or other electronic means from stockholders.

              The Board recommends that you vote FOR the election of the three directors listed in this proxy statement to serve until our 2017 annual meeting of stockholders, and until their successors are duly elected and qualify and FOR the ratification of the selection of Ernst &Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

 PROPOSAL 1: ELECTION OF DIRECTORS

              Under our charter (as amended, the "Charter") and the Bylaws (together with the Charter, the "Charter Documents"), our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until the director's earlier resignation, death or removal.

              The terms of Caroline E. Blakely, John Hope Bryant, Paul G. Joubert and Robert L. Rosen, the Class II directors, will expire at the Annual Meeting, and the nominating and governance committee has recommended, and the Board has nominated, Ms. Blakely and Messrs. Bryant and Rosen to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2017 and until their successors are duly elected and qualify. Ms. Blakely and Messrs. Bryant and Rosen have agreed to serve as directors if elected and have consented to be named as nominees. The Charter Documents provide that directors shall be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. This means that Ms. Blakely and Messrs. Bryant and Rosen must receive the most votes to be elected as our directors for the term for which they have been nominated. On April 29, 2014, Mr. Joubert, one of our Class II directors, notified us that he would not stand for reelection as a director of the Company when his current term expires at the Annual Meeting, given his appointment to the board of directors of Ares Management, L.P. Mr. Joubert has served on the Board since our initial public offering in 2012 (our "IPO"). In connection therewith, Mr. Joubert determined it was prudent to step down from the audit committee of the Board immediately but will serve the remainder of his term as a director until the Annual Meeting in order to assure a smooth transition.

              A stockholder can vote for or withhold his or her vote from such nominee. However, because directors are elected by a plurality vote, votes withheld from one or more directors will have no effect on the outcome of the vote with respect to the election of directors. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the three directors named herein. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the nominating and governance committee and by the Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

Information about the Directors

              The information set forth below was furnished to us by each director, and sets forth as of April 30, 2014, the name, age, principal occupation or employment of each such person, all positions and offices such person has held with us, and the period during which he or she has served as our director or executive officer. Ms. Blakely and Messrs. Bryant and Rosen have not been proposed for election nor has any director been selected as a director pursuant to any agreement or understanding with us or any other person.

              Currently, the Board is comprised of eleven members, which are divided into three classes serving staggered terms. On February 19, 2014, Jeffrey T. Hinson, one of our Class I directors, notified us that he intends to step down as a director at the Annual Meeting due to demands on his time from other professional commitments. Mr. Hinson has served on the Board since our IPO and currently serves as a member of the Board's audit committee and as chairman of the Board's nominating and governance committee. As noted above, Mr. Joubert has also notified us that he would not stand for reelection as a director when his current term expires at the Annual Meeting. As a result, following the Annual Meeting, we expect the Board to decrease the size of the Board from 11 to nine members.

              Each director generally serves until the annual meeting of stockholders held in the third year following the year of his or her election and until a successor is duly elected and qualified. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, unless the Bylaws are amended, the number of directors may never be less than the minimum required by the Maryland General Corporation Law (the "MGCL"), or more than 15.

              We divide our directors into two groups—interested directors and independent directors. Independent directors are directors that the Board has affirmatively determined satisfy the requirements of Rule 303A.02 of the NYSE Listed Company Manual. Directors for which no such determination has been made are considered interested directors.

Name	Age	Position(s) Held with Company and Length of Time Served
Michael J. Arougheti	41	Director (Class III Director) since September 2011(Chairman of the Board from September 2011 through March 2014)
John B. Bartling, Jr.	56	Chairman of the Board since March 2014 and Director (Class I Director) since September 2011 (Chief Executive Officer from September 2011 through June 2013 and Co-Chief Executive Officer from June 2013 through March 2014)
Caroline E. Blakely	59	Director (Class II Director) since February 2014*
William L. Browning	60	Director (Class I Director) since February 2014*
John Hope Bryant	48	Director (Class II Director) since April 2012*
Michael H. Diamond	71	Director (Class III Director) since April 2012*
Jeffrey T. Hinson	59	Director (Class I Director) since April 2012*
Paul G. Joubert	66	Director (Class II Director) since April 2012
Robert L. Rosen	67	Director (Class II Director) since April 2012
Todd S. Schuster	53	Director (Class I Director) since April 2012, Chief Executive Officer since March 2014 and President since December 2013 (Co-Chief Executive Officer from June 2013 through March 2014)
Brett White	54	Director (Class III Director) since April 2013*

*
Our Board has determined that this director is independent for purposes of the NYSE corporate governance listing requirements.

              Based on the recommendations of the nominating and governance committee, the Board has identified certain desired attributes for directors. Each of the directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors also has sufficient time available to devote to our affairs, is able to work with the other members of the Board and contribute to our success and can represent the long-term interests of our stockholders as a whole. The directors have been selected such that the Board represents a range of backgrounds and experience. There is no familial relationship among any of the members of the Board or executive officers.

              Set forth below is biographical information for the directors as of April 30, 2014. The biographical information of each director includes a discussion of such director's particular experience, qualifications, attributes or skills, as of the date of this proxy statement, that lead us to conclude that such individual should serve as a director, in light of our business and structure.

    Nominees for Class II Directors (Current term expires at the 2014 Annual Meeting)

              Caroline E. Blakely is one of our Class II directors and currently serves on the nominating and governance committee and the audit committee. Ms. Blakely is a partner in the Real Estate Group at

Cassin & Cassin LLP, a law firm providing legal services that focus on real estate finance, real estate transactions and private client services. Prior to joining Cassin & Cassin LLP, Ms. Blakely served as a Vice President of the multifamily business of the Federal National Mortgage Association ("Fannie Mae") from April 1999 to October 2013. In this capacity, Ms. Blakely defined the strategic direction for Fannie Mae's growing asset management and counterparty responsibilities. In addition, Ms. Blakely was responsible for mitigating the financial and operational risk of 24 DUS Lenders, including assessing the counterparty's capital adequacy to share risk with Fannie Mae. She initiated performing note sales and negotiated the first sale of multifamily mortgage servicing rights. Ms. Blakely also served as Chief Marketing Officer of National Cooperative Bank ("NCB") and as Senior Managing Director of NCB's Corporate Banking and Commercial Real Estate Divisions from 1992 to 1999, during which time she served as a member of NCB's Executive Committee and as President of NCB Capital Corporation. In 1980, Ms. Blakely founded a law firm specializing in structured finance and real estate lending for acquisition, development and construction loans, where she practiced until 1992. Ms. Blakely currently serves as a member of the Board of Governors of the CRE Finance Council and volunteers on the Board of Trustees for Global Communities, a non-profit organization specializing in international development and microfinance. Ms. Blakely holds a B.A. in English from the University of Virginia and a J.D. from Georgetown University Law Center, where she graduated cum laude. Ms. Blakely's significant experience as a lawyer and adviser to real estate investors and real estate transaction experience provides valuable knowledge to the Board.

              John Hope Bryant is one of our Class II directors and currently serves on the nominating and governance committee. Mr. Bryant is the founder, chairman, and chief executive officer of Operation HOPE, America's first non-profit social investment banking organization which began in May 1992 and operates as a global provider of financial dignity and economic empowerment tools and services to low-wealth individuals. Mr. Bryant is also the founder and chief executive officer of Bryant Group Companies, Inc., a private holding company which began in 1991 and invests principally in its own operations, partnerships, companies and opportunities, including Bryant Group Real Estate, LLC. Recently, Mr. Bryant was appointed by U.S. President Barack Obama as the Chairman of the Subcommittee on the Underserved and Community Empowerment for the President's Advisory Council on Financial Capability. Mr. Bryant is also the bestselling author of LOVE LEADERSHIP: The New Way to Lead in a Fear-Based World. He was the recipient of an Honorary Doctorate Degree of Human Letters from Paul Quinn College of Dallas, TX, in April 2008. Mr. Bryant's vast experience as an entrepreneur over the last twenty years provides the Board with a valuable combination of leadership and practical knowledge.

              Robert L. Rosen is one of our Class II directors. Mr. Rosen is managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare media and multi industry companies. He has served as a director of Ares Capital Corporation since 2004 and also currently serves as a director of Sapient Corporation. Mr. Rosen is also an Operating Advisor to the Ares Management Private Equity Group. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP) ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers. Mr. Rosen holds an M.B.A. in finance from NYU's Stern School. Mr. Rosen's 35 years of experience as a senior executive of financial services, healthcare services and private equity funds will bring broad financial industry and specific investment management insight and experience to the Board. In addition, Mr. Rosen's expertise in finance, which served as the basis for his appointment as an Adjunct Professor of Finance at Fordham University Graduate School of Business, provides valuable knowledge to the Board.

              The Board recommends that you vote FOR the election of Caroline E. Blakely, John Hope Bryant and Robert L. Rosen as directors of our Company for the term for which they have been nominated.

    Directors Continuing in Office

    Class I Directors (Current term expires at the 2016 Annual Meeting of Stockholders)

              John B. Bartling, Jr. serves as a Senior Partner of the Ares Management Commercial Real Estate Group and is a member of our Manager's Investment Committee. He is also one of our Class I directors and the Chairman of the Board. He previously served as our Chief Executive Officer from September 2011 through June 2013 and Co-Chief Executive Officer from June 2013 through March 2014. Mr. Bartling is Global Co-Head of Real Estate for Ares Management LLC ("Ares Management" or "Ares"), and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From May 2007 to September 2010, he was Managing Partner and Chief Investment Officer of AllBridge Investments, a portfolio company of Ares Capital Corporation. AllBridge sponsored four real estate investment funds, three of which Mr. Bartling saw through to disposition, and one corporate investment, Helix Financial, a commercial real estate due diligence and analytics firm with operations in India, which AllBridge sold to BlackRock Solutions in 2010. Prior to AllBridge, Mr. Bartling founded WMC Management Company, a privately held real estate operating company with over 3,000 employees and clients including Olympus Real Estate Partners, Arnold Palmer Golf Management, or APGM, Walden, and Hyphen Solutions. Mr. Bartling took Walden private as CEO in 2000, and sold it in March 2006 to a subsidiary of Dubai Investment Group. From December 1995 to October 1999, Mr. Bartling served as the CEO and President for Lexford, f/k/a Cardinal Realty, a publicly traded, fully integrated multifamily real estate investment trust. Lexford merged with Equity Residential Properties Trust in 1999. Before Lexford, Mr. Bartling served as Director of the Real Estate Products Group of Credit Suisse First Boston. Prior to CSFB, Mr. Bartling served as an Executive Vice President of NHP Incorporated. Mr. Bartling's previous professional experience also includes Trammell Crow Residential, as a Development Principal, and Mellon Bank, N.A. as a Vice President of the Commercial Mortgage Banking Group. Mr. Bartling has served on the Board of Directors of APGM, the Children's Hospital Research for Ohio State University, the Harvard Joint Center for Housing Studies: Leadership Forum on Pension Fund and Endowment Investments in Domestic Emerging Markets, Big Brothers and Big Sisters Association of Columbus, Ohio and the NMHC Board of Directors. Additionally, he has served on the Executive Council and as Chairman of the Finance Committee for the National Multi Housing Council. Currently, Mr. Bartling is a member of Real Estate Round Table and on the Board of Directors of Texas Real Estate Council. Mr. Bartling won the BBB Business Integrity Award for Lexford, Inc in 1996 and was a judge for Ernst & Young Entrepreneur of the Year. He was the co-founder of Caring Partners for Kids, awarded the 2004 Community Service Award by Multifamily Executive, and served on the Strategic Planning Committee of Saint Michael and All Angels Episcopal Church in Dallas. Mr. Bartling received a B.S. in Marketing from Robert Morris College in Pittsburgh, Pennsylvania. Mr. Bartling's depth of experience in the origination, acquisition, management and disposition of real estate related assets gives the Board valuable industry specific knowledge and expertise on these and other matters.

              William L. Browning is one of our Class I directors and currently serves as the Chairperson of the audit committee. Mr. Browning has dedicated his time to serving on boards of directors since January 2012. From 1999 to January 2012, Mr. Browning was a senior client service partner at Ernst & Young LLP, a global leader in assurance, tax, transaction and advisory services. From 2008 to 2012,

Mr. Browning served as the managing partner for Ernst & Young LLP's Los Angeles office, which at the time of his departure was Ernst & Young LLP's second largest practice in the Americas and the largest public accounting firm in Los Angeles with over 1,200 professionals and over $400 million in annual revenues. Mr. Browning's extensive industry sector experience includes: real estate and REITs, financial services (commercial banks, asset management, consumer finance, credit card and mortgage companies), private equity, energy (upstream/downstream, refining and natural gas), engineering and construction, and technology. Before joining Ernst & Young LLP, Mr. Browning began his professional career with Arthur Andersen & Co. in 1976, where he was admitted to partnership in 1987 and named office managing partner of its Oklahoma office in 1994. At Arthur Andersen & Co. in Oklahoma and in Los Angeles, California, Mr. Browning served clients in a wide variety of industries and led the firm's domestic banking practice and regulatory compliance practice. Mr. Browning serves on the board of directors of McCarthy Holdings, the holding company for McCarthy Building Companies, Inc., one of the top 10 U.S. commercial builders and the oldest American construction company, as well as on the board of directors of Community Bank, based in Pasadena, California. Mr. Browning is also an adjunct professor at SMU in Dallas, Texas. Mr. Browning volunteers on the board of CARE, a non-profit organization focused on assisting young adults with chemical abuse issues, as well as on the Dallas Summer Musicals board. Mr. Browning holds a B.B.A. from the University of Oklahoma and is a certified public accountant in Oklahoma, California and Texas. Mr. Browning's experience in accounting and auditing, including in the real estate and REIT industries, provides the Board and, specifically, the audit committee, with valuable knowledge, insight and experience in such matters.

              Todd S. Schuster is our President and Chief Executive Officer. He is also one of our Class I directors and is a member of our Manager's Investment Committee. He previously served our Co-Chief Executive Officer from June 2013 through March 2014. Mr. Schuster was the founder, principal and a Member of the Board of Managers of CW Financial Services and led its merger in September 2002 with a subsidiary of the Caisse de depot et placement du Quebec, one of Canada's largest pension fund managers. He also served as the company's Chief Executive Officer from its inception in 1991 until January 2009. CW Financial Services operated primarily through three subsidiaries: CWCapital, which provided financing to owners of multifamily and commercial real estate, CWCapital Investments, which provided high yielding commercial real estate debt opportunities to institutional investors, and CWCapital Asset Management, the nation's second largest special servicer. Prior to founding CW Financial Services, Mr. Schuster was employed by Salomon Brothers and Bankers Trust in their respective Commercial Mortgage Finance units. Mr. Schuster holds a B.A. from Tufts University. His credentials provide the Board with valuable knowledge and practical experience in the commercial real estate finance industry.

    Class III Directors (Current term expires at the 2015 Annual Meeting of Stockholders)

              Michael J. Arougheti is one of our Class III directors. He served as the Chairman of the Board from September 2011 through March 2014. Mr. Arougheti is a Co-Founder of Ares Management, Co-Head of its Direct Lending Group and a member of its Management Committee. He serves as a director and President of Ares Management GP LLC and also serves as Chief Executive Officer and a director of Ares Capital Corporation. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares Management in 2004, Mr. Arougheti was employed by Royal Bank of Canada from 2001 to 2004, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal and an Investment Committee member, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts, a not-for-profit arts organization and Operation Hope, a not-for-profit organization focused on expanding economic opportunity in underserved communities through economic education and empowerment. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti's knowledge of, and extensive experience in, investment management, leveraged finance and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters.

              Michael H. Diamond is one of our Class III directors and currently serves on the nominating and governance committee. Mr. Diamond is currently the sole member and employee of MHD Group LLC, a business that was founded by Mr. Diamond in November 2007 to provide consulting and expert witness services. Since 1994, Mr. Diamond has also been the Corporate Secretary and a member of the board of directors of Neu Holdings, Inc., a holding company that owns entities in the shipping and real estate industries. Prior to founding MHD Group LLC, Mr. Diamond was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from June 2000 to October 2007. Mr. Diamond is a graduate of Brown University and holds a J.D. from Columbia University Law School where he graduated magna cum laude. In addition, Mr. Diamond's 40 years of experience as a lawyer and adviser to corporations, their officers, directors, and shareholders provides the Board with valuable knowledge in the areas of corporate governance, fiduciary duties, reporting and compliance.

              Brett White is one of our Class III directors and currently serves on the audit committee. Mr. White was the chief executive officer of CBRE Group, Inc., the world's largest commercial real estate services and investment firm, based on 2012 revenue, from June 2005 until his retirement on November 30, 2012, after which time he joined Blum Capital Partners, L.P., as a Managing Partner. Mr. White also served as CBRE's president from September 2001 to March 2010. CBRE Group is a Fortune 500 and S&P 500 company listed on the New York Stock Exchange. Mr. White served as a member of the board of directors of CBRE Group and its predecessor company from 1998 until his appointment to the Company's board of directors. Prior to becoming CBRE's president, Mr. White was chairman of the Americas of CB Richard Ellis Services, Inc. from 1999 to 2001 and was its president of brokerage services from 1997 to 1999. Prior to that, Mr. White held various sales and management positions beginning in 1984. Mr. White serves as a member of the board of directors of Realogy Holdings, Corp., Edison International and its wholly owned subsidiary, California Edison Company, a California public utility company. Mr. White is a trustee of the University of San Francisco, and he has been involved in a number of civic and charitable organizations, including the Los Angeles Museum of Contemporary Art and Junior Achievement. Mr. White's extensive experience in the real estate industry and as a senior executive and director of publicly traded corporations provides the Board with valuable leadership, perspective and financial expertise.

    Directors Not Continuing in Office after the 2014 Annual Meeting

              Jeffrey T. Hinson is one of our Class I directors and currently serves as the Chairperson of the nominating and governance committee and as a member of the audit committee. On February 19, 2014, Mr. Hinson notified us that he intends to step down as a director at the Annual Meeting. Mr. Hinson is currently the President of YouPlus Media, LLC, a position which he has held since June 2009. From July 2007 to July 2009, Mr. Hinson was the President and Chief Executive Officer and a member of the board of directors of Border Media Partners, LLC. Prior to joining Border Media Partners, LLC, Mr. Hinson served as a financial consultant from January 2006 to July 2007. From March 2004 to June 2005, he was the Executive Vice President and Chief Financial Officer of Univision Communications, a Spanish language media company in the United States, where he later acted as a consultant from July 2005 to December 2005. Mr. Hinson has also served as Senior Vice President and Chief Financial

Officer of Univision Radio, the radio division of Univision Communications, from September 2003 to March 2004. From 1997 to 2003, Mr. Hinson served as Senior Vice President and Chief Financial Officer of Hispanic Broadcasting Corporation, which was acquired by Univision Communications in 2003. Currently, Mr. Hinson serves as a director and Chairman of the Board of Directors for Windstream Corporation, and as a director and Chairman of the Audit Committees of LiveNation Entertainment, Inc. and Tivo, Inc. He is also a member of the Strategy Committee of Tivo, Inc. Mr. Hinson holds a B.B.A and an M.B.A. from the University of Texas at Austin. His extensive financial and accounting experience combined with his current service on the Audit Committees of three public companies provides the Board with valuable knowledge and a broad perspective on the challenges and opportunities facing our Company.

              Paul G. Joubert is one of our Class II directors. On April 29, 2014, Mr. Joubert notified us that he would not stand for reelection as a director when his current term expires at the Annual Meeting. He is the Founding Partner of EdgeAdvisors, a privately held management consulting organization founded in July 2008, and has been an Investing Partner in Common Angels Ventures since March 2014. Mr. Joubert also served on the Board of Directors and as the Audit Committee Chairman of Stream Global Services Inc., a public company, from July 2008 until March 2014, when it was acquired by Convergys Corporation. From 1971 until July 2008, Mr. Joubert held various positions at PricewaterhouseCoopers LLP, or PWC, an international consulting and accounting firm. During his tenure at PWC, Mr. Joubert served as a Partner in the firm's Assurance practice and led its Technology, InfoCom and Entertainment practice for the Northeast region of the United States. Prior to that, he served as Partner-in-Charge of PWC's Northeast Middle Market Group and Chief of Staff to the Vice-Chairman of PWC's domestic operations. From May 2009 to September 2010, Mr. Joubert served on the Board of Directors of Phaseforward, a publicly traded company that was acquired by Oracle in the fall of 2010. He has also been involved with a number of professional organizations and other institutions, including the Boston Museum of Science, the National Association of Corporate Directors, the Massachusetts Innovation and Technology Exchange, as a director, Sandwich Beaches, as a trustee, the Northeastern University Entrepreneurship Program and the American Institute for Certified Public Accountants. Mr. Joubert holds a B.A. from Northeastern University. His long and varied business career provides the Board with valuable knowledge, insight and experience in financial and accounting matters.

              The Board recommends that you vote FOR the election of Caroline E. Blakely, John Hope Bryant and Robert L. Rosen as directors of our Company for the term for which they have been nominated.

 PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The audit committee and the Board have selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014 and are submitting the selection of Ernst & Young LLP to our stockholders for ratification. Ernst & Young LLP has audited our financial statements since the period from September 2011 (inception) to December 31, 2011 and has also provided us certain tax services. Neither our Charter Documents nor applicable law require stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

              If our stockholders fail to ratify the selection of Ernst & Young LLP, the audit committee and the Board will consider whether or not to direct the appointment of a different independent registered public accounting firm. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests.

              We expect that a representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Principal Accountant Fees and Services

              The following are aggregate fees billed to us by Ernst & Young LLP during the fiscal year ended December 31, 2013 and during the fiscal year ended December 31, 2012:

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$870,000	$795,000
Audit-Related Fees	300,000	—
Tax Fees	285,000	151,000
All Other Fees	—	—

Total Fees	$1,455,000	$946,000

    Audit Fees

              Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings, our registration statements and securities offerings.

    Audit Related Fees

              Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." For the year ended December 31, 2013, audit-related fees are primarily related to due diligence services in connection with our acquisition of ACRE Capital LLC.

    Tax Fees

              Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and tax compliance, customs and duties, mergers and acquisitions and tax planning.

    All Other Fees

              All other fees consist of fees for products and services other than the services reported above.

              The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by our independent registered public accounting firm. Specifically, the committee has pre-approved the use of Ernst & Young LLP for specific types of services within the following categories: audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which we may obtain from our independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

              The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required for the approval of this proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR this proposal.

              The Board, based on the approval and recommendation of the audit committee, recommends a vote FOR this proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

              Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 REPORT OF THE AUDIT COMMITTEE

              The role of the audit committee (the "Audit Committee") of the board of directors (the "Board") of Ares Commercial Real Estate Corporation (the "Company") is to assist the Board in its oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the qualifications and independence of any independent registered public accounting firm engaged by the Company; and (4) the performance of the Company's internal audit function and any independent registered public accounting firm. However, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate, fairly present the information shown or are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with any law, regulation or rule of the New York Stock Exchange ("NYSE"), or the Company's Corporate Governance Guidelines or Code of Business Conduct and Ethics. These are the responsibilities of management and the independent registered public accounting firm. Instead, the Audit Committee shall oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

              The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with GAAP.

              The directors that served on the Audit Committee during the fiscal year ended December 31, 2013 (the "2013 Audit Committee") have reviewed and discussed the Company's audited financial statements with management and with Ernst & Young LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2013. The 2013 Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect (which superseded Statement on Auditing Standards No. 61), as adopted by the Public Company Accounting Oversight Board for audits of fiscal years beginning on or after December 15, 2012. The 2013 Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent accountant's communications with the 2013 Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

              The Board has determined that each member of the 2013 Audit Committee is independent for purposes of the NYSE Listed Company Manual. The Board has also determined that each member of the 2013 Audit Committee has the accounting or related financial management expertise required by the NYSE Listed Company Manual, and is an "audit committee financial expert" within the meaning of the rules and regulations of the Securities and Exchange Commission (the "SEC").

              Based on the review and discussions referred to above, the 2013 Audit Committee has recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2013 be included in the Company's Annual Report on Form 10-K for such year for filing with the SEC. In addition, the 2013 Audit Committee has approved, and recommended to the Board that it approve, Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 and that the selection of Ernst & Young LLP be submitted to the Company's stockholders for ratification.

                      The 2013 Audit Committee
                      Paul G. Joubert (Chairperson)*
                      Jeffrey T. Hinson
                      Brett White

*
Mr. Joubert was a member of the Audit Committee during the fiscal year ended December 31, 2013 but, effective April 29, 2014, was no longer a member of the Audit Committee. Ms. Blakely and Mr. Browning joined the Audit Committee after December 31, 2013, and as a result do not sign the report.

 CORPORATE GOVERNANCE—BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

              Our business is managed by our Manager, subject to the supervision and oversight of the Board. A majority of the Board is "independent," as determined by the requirements of the NYSE corporate governance listing requirements and the rules and regulations of the SEC. Our Board has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Our directors keep informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications with our Manager and our executive officers. Our non-management directors meet regularly in an executive session without the presence of our officers or management directors to review, among other matters, the performance of our Chief Executive Officer and senior management. In addition, our non-management directors will meet in executive session at other times at the request of any non-management director. Our independent directors also meet in executive session at least once a year. In accordance with the Bylaws and the Corporate Governance Guidelines, the chairman of the nominating and governance committee currently presides at meetings of the independent directors or non-management directors.

              The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of certain of our service providers. Among other things, the Board approves the appointment of our officers and either directly or by delegation to the audit committee reviews and monitors the services and activities performed by our Manager and our officers.

              Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an independent director and we believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of our Company and our stockholders.

              Presently, Mr. Bartling serves as the Chairman of the Board. Mr. Bartling is an interested director because he is on the Investment Committee of our Manager and he is the Global Co-Head of Real Estate for Ares Management, the managing member of our Manager. Mr. Bartling also served as our Chief Executive Officer from September 2011 through June 2013 and Co-Chief Executive Officer from June 2013 through March 2014. We believe that Mr. Bartling's history with our Company, familiarity with the Ares investment platform and depth of experience in real estate investing and in investment management qualifies him to serve as the chairman of the Board. Moreover, we believe that we are best served through our existing leadership structure with Mr. Bartling as chairman of the Board, as Mr. Bartling's relationship with our Manager provides an effective bridge between the Board and our Manager, thus ensuring an open dialogue between the Board and our Manager and that both groups act with a common purpose.

              The Board has formed an audit committee and a nominating and governance committee and adopted charters for each of these committees, both of which are available on our website at www.arescre.com. The Board determined not to form a separate compensation committee because our executive officers are not expected to receive any direct compensation from us other than certain grants made to the Chief Financial Officer under our 2012 Equity Incentive Plan. The audit committee is responsible for administering our 2012 Equity Incentive Plan and overseeing the performance of our Manager and the management fees and other compensation payable to our Manager pursuant to the terms of the management agreement between us and our Manager dated April 25, 2012 (the "Management Agreement"). Each of the audit committee and the nominating and governance committee currently has four directors and is composed exclusively of independent directors, as defined by the NYSE corporate governance listing requirements and the rules of the SEC. Following the Annual Meeting, we expect each of the audit and nominating and governance committees to be comprised of three directors in connection with Mr. Hinson's retirement from the Board.

              We believe that each board of directors leadership structure must be evaluated on a case by case basis and that our existing Board leadership structure provides sufficient independent oversight over our Manager. In addition, we believe that the current governance structure, when combined with the functioning of the independent director component of the Board and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board Role in Risk Oversight

              The Board performs its risk oversight function primarily through the audit committee, which reports to the entire Board and is comprised solely of independent directors. The audit committee, with input from our Manager and our General Counsel, discusses and reviews our guidelines with respect to risk assessment and risk management, including our major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition, the audit committee's risk oversight responsibilities include overseeing (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of any independent registered public accounting firm engaged by us; and (4) the performance of our internal audit function and our independent registered public accounting firm.

              In addition, the Board and the audit committee meet regularly with our Manager and considers the feedback our Manager provides concerning the risks related to our enterprise, business, operations and strategies. Our Manager regularly reports to the Board and the audit committee on our investment portfolio and the risks related thereto, asset impairments, leverage position, affiliate payments (including payments made and expenses reimbursed under the Management Agreement), compliance with applicable covenants under the agreements governing our indebtedness, compliance with our qualification as a real estate investment trust for U.S. federal income tax purposes, or "REIT," and compliance with our exemption from registration under the Investment Company Act of 1940, as amended. Members of the Board are routinely in contact with our Manager and our executive officers, as appropriate, in connection with their consideration of matters submitted for the approval of the Board or the audit committee and the risks associated with such matters. As described below in more detail under "Nominating and Governance Committee," the nominating and governance committee also assists the Board in fulfilling its risk oversight responsibilities.

              We believe that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows our independent directors, through the two fully independent Board committees, executive sessions with the independent auditors, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that a board of directors' role in risk oversight must be evaluated on a case by case basis and that the Board's role in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Number of Meetings of the Board and Attendance in 2013

              During 2013, the Board held 12 formal meetings, the audit committee held nine formal meetings, and the nominating and governance committee held five formal meetings. Each director then in office attended at least 75% of the meetings of the Board. With the exceptions of Mr. Schuster, a former member of the audit committee, and Mr. Bryant, a member of the nominating and governance committee, each director then in office attended at least 75% of the meetings of the committees of the Board on which such director served. Mr. Schuster attended two of the three audit committee meetings during the period in 2013 when he was a member of the audit committee. We expect each director serving on the Board to regularly attend meetings of the Board and the committees on which such director serves, and to review, prior to meetings, materials distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the chairman of the Board or the chairperson of the appropriate committee in advance of such meeting. We encourage, but do not require, the directors to attend our annual meetings of stockholders. Six directors attended our 2012 annual meeting of stockholders.

Audit Committee

              The members of the audit committee are Ms. Blakely and Messrs. Browning, Hinson and White, each of whom is independent for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC. Mr. Browning currently serves as Chairperson of the audit committee.

              The audit committee is responsible for engaging our independent accountants, reviewing with our independent accountants the plan and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. In addition, the audit committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The audit committee is also responsible for administering our 2012 Equity Incentive Plan and overseeing the performance of our Manager and the management fees and other compensation payable to our Manager pursuant to the Management Agreement. The specific responsibilities of the audit committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

              The Board has determined that each of Messrs. Browning, Hinson and White has the accounting or related financial management expertise required by the NYSE Listed Company Manual, and is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. In addition, the Board has determined that all of the members of the audit committee are financially literate as required by the NYSE Listed Company Manual.

Nominating and Governance Committee

              The members of the nominating and governance committee are Ms. Blakely and Messrs. Bryant, Diamond and Hinson, each of whom is independent for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC. Mr. Hinson currently serves as Chairperson of the nominating and governance committee and upon his retirement from the Board at the Annual Meeting, Mr. Diamond is expected to serve as Chairperson of the nominating and governance committee.

              The nominating and governance committee's responsibilities include identifying individuals qualified to become Board members (consistent with the criteria approved by the Board) and recommending for selection by the Board the director nominees to stand for election at the each annual meeting of our stockholders, recommending to the Board director nominees for each committee of the Board, overseeing the evaluation of the Board and its committees; developing and recommending to the Board a set of corporate governance guidelines and recommending to the Board such other matters of corporate governance as the nominating and governance committee deems appropriate. In addition, the nominating and governance committee reviews the independence of Board members and director nominees and monitors all other activities that could interfere with such individuals' duties to us. The specific responsibilities of nominating and governance committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at our principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation Committee

              Instead of having a compensation committee, we have provided that grants under our 2012 Equity Incentive Plan and the oversight of the performance of our Manager and the management fees and other compensation payable to our Manager pursuant to the Management Agreement will be separately approved by the audit committee, which is comprised entirely of independent directors for purposes of the NYSE corporate governance listing requirements and rules and regulations of the SEC, including the compensation committee requirements of NYSE Rule 303A.05 and Rule 303A.02(a)(ii). We decided not to form a separate compensation committee because our executive officers are not expected to receive any direct compensation from us other than certain grants made to our Chief Financial Officer under our 2012 Equity Incentive Plan. The specific responsibilities of the audit committee are set forth in its written charter, which is available for viewing on our website at www.arescre.com.

Communications with the Board of Directors

              The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to the non-management or independent directors as a group or to any particular director, to the following address: c/o Ares Commercial Real Estate Corporation, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director or group of directors. Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of our Secretary, are not required, however, to be forwarded to the directors.

Code of Business Conduct and Ethics

              The Board has established a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

              Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by the Board and will be promptly disclosed as required by law or stock exchange regulations. Waivers to the Code of Business Conduct and Ethics can otherwise be obtained from the audit committee or another committee comprised of independent directors designated by the Board to serve such function. The Code of Business Conduct and Ethics can be accessed via our website at www.arescre.com.

Corporate Governance Guidelines

              The Board has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which the Board carries out certain of its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are the composition of the Board, roles and standards of conduct of directors, director qualification standards, presiding independent director process, access to management and independent advisors, director compensation, director orientation and continuing education, management succession, and the annual performance evaluation and review of the Board and its committees. The Corporate Governance Guidelines can be accessed via our website at www.arescre.com.

 COMPENSATION OF DIRECTORS

              Our independent directors generally receive an annual fee of $75,000, payable 50% in restricted common stock and 50% in cash. These awards of restricted common stock in respect of annual fees, which are granted pursuant to our 2012 Equity Incentive Plan, vest ratably on a quarterly basis over a one-year period. They are also entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting. Mr. Rosen, an outside director, receives an annual fee of approximately $37,500 payable in restricted stock so that he receives a number of shares of restricted common stock equal to that received by the independent directors in respect of their annual fee. In addition, the chairperson of the audit committee receives an additional annual fee of $15,000 in cash, and each chairperson of any other committee receives an additional annual fee of $5,000 in cash for his or her additional services in these capacities. In addition, each audit committee member other than the chairperson receives an additional annual fee of $10,000 in cash, and each member of any other committee (other than the chairperson of such committee) receives an additional annual fee of $2,000 in cash for his or her services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers.

              Each of our outside directors received an initial grant of 5,000 restricted shares of our common stock in connection with joining the Board.

              In addition, we have entered into indemnification agreements with each of our current directors and intend to enter into indemnification agreements with each of our future directors. The indemnification agreements provide these directors the maximum indemnification permitted under Maryland law. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director of our Company in any action or proceeding arising out of the performance of such person's services as a present or former director of our Company.

              The following table shows information regarding the compensation received by our outside directors for the fiscal year ended December 31, 2013. No cash compensation is paid by us to any director for any period where such director was not an "independent director" as defined under Section 303A.02 of the NYSE Listed Company Manual or other applicable stock exchange rules.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Total ($)
Caroline E. Blakely(3)	—	—	—
William L. Browning(3)	—	—	—
John Hope Bryant	$29,625	$68,191	$97,816
Michael H. Diamond	$39,500	$68,191	$107,691
Jeffrey T. Hinson	$52,500	$68,191	$120,691
Paul G. Joubert	$52,500	$68,191	$120,691
Robert L. Rosen	—	$67,822	$67,822
Brett White	$35,625	$39,466	$75,091

(1)
Amounts in this column represent annual Board and committee fees paid to independent directors in 2013.

(2)
Amounts in this column represent the aggregate grant date fair value of awards of restricted stock calculated in accordance with FASB ASC Topic 718. The grant date fair values of awards have been determined based on the assumptions and methodologies set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. See "2012 Equity Incentive Plan" for more information.

(3)
Appointed as a director in February 2014.

 EXECUTIVE OFFICERS

              Set forth below is biographical information for each of our executive officers as of April 30, 2014. The information set forth below was furnished to us by each executive officer. No executive officer has been selected as an executive officer pursuant to any agreement or understanding with us or any other person. For our President and Chief Executive Officer's, Todd S. Schuster, biographical information, please see "Proposal 1: Election of Directors—Directors Continuing in Office."

Name	Age	Position(s) Held with Company and Length of Time Served
Michael D. Weiner	61	Vice President since September 2011 and General Counsel since March 2012
Tae-Sik Yoon	46	Chief Financial Officer since July 2012

              Michael D. Weiner was appointed as our General Counsel in March 2012 and has also served as our Vice President since September 2011. Mr. Weiner is the Executive Vice President and Chief Legal Officer of each of Ares Management and Ares Management GP LLC. Mr. Weiner joined Ares Management in September 2006 and is a member of its Management Committee, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to July 2011, and also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partner of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions and securities law, as well as general partnership, corporate and regulatory matters. Mr. Weiner has served from time to time on the boards of directors of several public and private corporations. Mr. Weiner also serves on the Board of Governors of Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

              Tae-Sik Yoon is our Chief Financial Officer and also serves on our Manager's Investment Committee. Mr. Yoon has more than 20 years of commercial real estate finance, investment banking and legal experience with private and public companies. Prior to joining Ares Management in July 2012, Mr. Yoon served as Senior Vice President of Akridge, a privately held commercial real estate investment and services company, where he was responsible for its capital markets activities since 2010, including the development of funds, joint ventures and capital relationships. From 1999 to 2009, Mr. Yoon held various positions at J.E. Robert Companies, Inc. and its affiliates, including as Managing Director from 2003 to 2005 and Chief Financial Officer from 2005 to 2009, and was involved in the formation and management of several real estate private equity funds, a public commercial mortgage REIT (JER Investors Trust Inc.) and the firm's operating platforms in the U.S. and abroad. Mr. Yoon also served in the real estate investment banking group at Morgan Stanley & Co. from 1989 to 1991, and again from 1997 to 1999, and was an attorney at the law firm of Williams & Connolly LLP from 1994 to 1997. He is a graduate of Johns Hopkins University and Harvard Law School.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

    Overview

              We are externally managed and advised by our Manager, which is a wholly owned subsidiary of Ares Management. Each of our officers is an employee of our Manager or one of its affiliates. We rely completely on our Manager to provide us with investment advisory services and our Manager manages our day-to-day operations (other than the operations of our subsidiary, ACRE Capital LLC, which has employees that provide certain services in connection with our mortgage banking business). We do not provide cash compensation to any of our officers or employees (other than compensation provided by ACRE Capital LLC to certain of its employees (none of which are named executive officers)), including any of the named executive officers.

              We do, however, reimburse our Manager for our allocable share of the salaries and other compensation paid by the Manager or its affiliates to our (a) Chief Financial Officer, based on the percentage of his time spent our affairs and (b) other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment professional personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs based on the percentage of their time spent on our affairs. However, we do not determine the compensation payable by our Manager to our Chief Financial Officer or the other personnel described above.

              In addition, we have entered into indemnification agreements with each of our current officers and certain members of our Manager's Investment Committee and intend to enter into indemnification agreements with each of our future officers and certain future members of our Manager's Investment Committee. The indemnification agreements provide these officers and other persons the maximum indemnification permitted under Maryland law. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former officer of our Company or member of our Manager's Investment Committee in any action or proceeding arising out of the performance of such person's services as a present or former officer of our Company or member of our Manager's Investment Committee.

    Equity Compensation

              Pursuant to our 2012 Equity Incentive Plan, the audit committee may, from time to time, grant awards consisting of restricted shares of our common stock, restricted stock units and/or other equity-based awards to qualified directors, officers, advisors, consultants and other personnel, including the named executive officers. These equity-based awards create incentives to improve long-term stock price performance and focus on long-term business objectives, create substantial retention incentives for award recipients and enhance our ability to pay compensation based on our overall performance, each of which further align the interests of the awardees with our stockholders. These equity-based awards are generally subject to time-based vesting requirements designed to achieve strong performance for our Company.

              The Board has delegated its administrative responsibilities under our 2012 Equity Incentive Plan to the audit committee. The charter of the audit committee provides that it shall approve all awards granted under the plan.

    2012 Equity Grants to Named Executive Officers

              On July 9, 2012, in connection with his appointment as our Chief Financial Officer, Tae-Sik Yoon was granted 25,000 restricted shares of our common stock as an award granted pursuant to our 2012 Equity Incentive Plan. These shares vest ratably on a quarterly basis over a four-year period that began on October 1, 2012, subject to certain conditions. As of April 30, 2014, no equity-based compensation has been awarded to, earned by or paid to any of the named executive officers other than the 25,000 restricted shares of common stock awarded to Mr. Yoon and restricted shares of common stock awarded to Mr. Schuster with respect to annual Board fees during the period he was an independent director. The unvested shares of common stock awarded to Mr. Schuster with respect to annual Board fees during the period he was an independent director were forfeited by Mr. Schuster upon his appointment as our Co-Chief Executive Officer.

    Say-on-Pay Vote

              At our 2012 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of the named executive officers. The Board reviewed the results of this advisory "say-on-pay" vote. A substantial majority of our stockholders (99.8%) that voted on this matter at the annual meeting of stockholders approved the compensation of the named executive officers as described in our proxy statement for last year's annual meeting of stockholders.

    Say-on-Frequency Vote

              At our 2012 annual meeting of stockholders, our stockholders recommended that we hold an advisory stockholder vote on the compensation of the named executive officers every three years. In light of this recommendation from our stockholders, as well as other factors, we will hold a stockholder advisory vote every three years with respect to the compensation of the named executive officers.

2013 Summary Compensation Table

              The following table shows the amounts reimbursed to our Manager with respect to the annual compensation received by the named executive officers for the fiscal years ended December 31, 2012 and 2013 that were allocable to us, except that no disclosure is provided for any named executive officer, other than our principal executive officers and principal financial officer, whose total compensation did not exceed $100,000. No other executive officers are included as named executive officers in the table below because we did not reimburse our Manager for any amounts in excess of $100,000 with respect to any compensation received by any other executive officer for the fiscal year ended December 31, 2013. As noted elsewhere herein, the named executive officers do not receive any direct compensation from us. No compensation was awarded to, earned by or paid to the named executive officers, and no payments were made to our Manager as reimbursement for our allocable portion of the salaries and other compensation of the named executive officers for the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
John B. Bartling, Jr.	2013	—	—	—	—	—
Former Co-Chief Executive	2012	—	—	—	—	—
Officer
Todd S. Schuster(2)	2013	—	—	—	—	—
President and Chief	2012	—	—	$126,486	$35,625	$162,111
Executive Officer
Tae-Sik Yoon(3)	2013	$260,435	$215,281	—	—	$475,716
Chief Financial Officer	2012	$112,547	$112,135	$422,750	—	$647,432

(1)
Amounts in this column represent the aggregate grant date fair value of awards of restricted shares of common stock computed in accordance with FASB ASC Topic 718. The grant date fair values of awards have been determined based on the assumptions and methodologies set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. See "2012 Equity Incentive Plan" for more information.

(2)
Amounts in the columns entitled "Stock Awards" and "All Other Compensation" for Mr. Schuster represent restricted shares of common stock and cash payments with respect to annual Board fees (or a pro-rated portion thereof), respectively, received by Mr. Schuster during the period when he was an independent director.

(3)
Amounts in the columns entitled "Salary" and "Bonus" for Mr. Yoon represent the allocable share of the compensation, including annual base salary and bonus, which we reimbursed to our Manager.

Grants of Plan-Based Awards

              No plan-based awards were granted during the 2013 fiscal year to the named executive officers.

2013 Outstanding Equity Awards at Fiscal Year End

              The following table summarizes certain information regarding equity-incentive plan awards outstanding as of the end of the 2013 fiscal year to the named executive officers.

	Stock Awards
Name and Principal Position	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(2)
Todd S. Schuster	—		—
Tae-Sik Yoon	17,186	(1)	$225,137

(1)
Represents shares of restricted stock granted to Mr. Yoon pursuant to our 2012 Equity Incentive Plan, which vest ratably on a quarterly basis over a four-year period that began on October 1, 2012, subject to certain conditions set forth in the applicable award agreement.

(2)
Based on the closing price of our common stock on the last business day of the fiscal year ended December 31, 2013 of $13.10.

2013 Option Exercises and Stock Vested

              No stock options have been granted by us to date. The following table summarizes certain information regarding awards of restricted shares of our common stock that vested during the 2013 fiscal year with respect to the named executive officers.

	Stock Awards
Name and Principal Position	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Todd S. Schuster	2,263	$36,345
Tae-Sik Yoon	6,250	$92,156

(1)
The Value Realized on Vesting column reflects the aggregate value realized with respect to all restricted stock awards that vested in fiscal year 2013. The value realized in connection with each vesting of shares of restricted stock is calculated as the number of vested restricted shares multiplied by the closing price of our common stock on the vesting date. The value realized amounts are calculated in accordance with the rules and regulations of the SEC and may not reflect the amounts ultimately realized by the named executive officer.

    Pension Benefits

              The named executive officers received no benefits in the 2013 fiscal year from us under defined pension or defined contribution plans.

    Nonqualified Deferred Compensation

              We do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the named executive officers.

Potential Payments Upon Termination or Change in Control

              The named executive officers are employees of our Manager or its affiliates and therefore we generally have no obligation to pay them any form of compensation upon their termination of employment, except with respect to any restricted stock agreement entered into between us and such named executive officer. These agreements provide that any unvested portion of the award shall be immediately and irrevocably forfeited upon a termination of employment. For information about how a change in control relates to our 2012 Equity Incentive Plan, see "2012 Equity Incentive Plan—Change in Control" below.

2012 Equity Incentive Plan

              Our 2012 Equity Incentive Plan provides incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including our outside directors, our Chief Financial Officer and our Manager. It is administered by a committee appointed by the Board, which is currently our audit committee. Our 2012 Equity Incentive Plan permits the granting of stock options, restricted shares of common stock, restricted stock units, phantom shares, dividend equivalent rights and other equity-based awards, subject to an aggregate limitation of 690,000 shares of common stock (7.5% of the issued and outstanding shares of our common stock immediately after giving effect to the issuance of the shares sold in our IPO). The charter of the audit committee provides that it approves all awards granted under the plan.

    Administration

              The audit committee has the authority to administer and interpret the plan, to authorize the granting of awards, to determine who is eligible to receive an award, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the plan or the administration or interpretation thereof. In connection with this authority, the audit committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. Our 2012 Equity Incentive Plan is administered by the audit committee, which is comprised of three non-employee directors, each of whom is (i) to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director, (ii) at such times as we are subject to Section 162(m) of the Internal Revenue Code (the "Code") and intend that grants be exempt from the restriction of Section 162(m), an outside director for purposes of Section 162(m) of the Code, and (iii) an "independent director" as defined under Section 303A.02 of the NYSE Listed Company Manual or other applicable stock exchange rules.

    Available Shares

              Our 2012 Equity Incentive Plan provides that, subject to adjustments for recapitalizations and other corporate transactions, no grant under the plan may cause the total number of shares of common stock subject to all outstanding awards to exceed 690,000 shares of common stock (7.5% of the issued and outstanding shares of our common stock immediately after giving effect to the issuance of the shares sold in our IPO). Subject to the foregoing limit, if an option or other award or any portion thereof granted under our 2012 Equity Incentive Plan expires or terminates without having been exercised or paid, as the case may be, the shares subject to such portion will again become available for the issuance of additional awards. No new award may be granted under our 2012 Equity Incentive Plan after the tenth anniversary of the date that such plan was initially approved by (i) the Board and (ii) our stockholders (which occurred on April 23, 2012). No award may be granted under our 2012 Equity Incentive Plan to any person who, assuming exercise of all options and payment of all awards held by such person would own or be deemed to own more than 9.8% of the outstanding shares of our common stock. Any restricted shares of our common stock and restricted stock units will be accounted for under FASB ASC Topic 718, Stock Compensation, resulting in share-based compensation expense equal to the grant date fair value of the underlying restricted shares of common stock or restricted stock units.

    Awards Under the Plan

              Stock Options.    The terms of specific options shall be determined by the audit committee. The exercise price of an option shall be determined by the audit committee and reflected in the applicable award agreement, and may not be lower than 100% of the fair market value of our common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the audit committee. Options generally will expire not later than ten years after the date of grant.

              Restricted Shares of Common Stock.    A restricted stock award is an award of shares of common stock that are subject to restrictions on transferability and such other restrictions, if any, as the audit committee may impose. Grants of restricted shares of common stock will be subject to vesting schedules as determined by the audit committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established performance criteria, in installments or otherwise, as the audit committee may determine. Unless otherwise stated in the applicable award agreement, a participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the shares.

              Restricted Stock Units.    Restricted stock units are bookkeeping entries, each of which represents the equivalent of one share of common stock, and which may be settled in cash or shares of common stock as the audit committee may designate in an award agreement or otherwise. Restricted stock units shall be subject to vesting based on continued employment or service or the satisfaction of pre-established performance criteria, or such other restrictions as the audit committee shall determine.

              Phantom Shares.    A phantom share represents a right to receive the fair market value of a share of common stock, or, if provided by the audit committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the audit committee at the time of grant. Phantom shares shall be subject to vesting based on continued employment or service or the satisfaction of pre-established performance criteria, or such other restrictions as the audit committee shall determine. Phantom shares may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the audit committee, or as may be provided by the audit committee at grant).

              Dividend Equivalents.    A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends paid on shares of common stock otherwise subject to an award. The audit committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of common stock. The audit committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

              Other Share-Based Awards.    Our 2012 Equity Incentive Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights), subject to terms and conditions established at the time of grant.

Change in Control

              Upon a change in control (as defined in our 2012 Equity Incentive Plan), the audit committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control, but only if the audit committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments).

Other Changes

              The Board may amend, alter, suspend or discontinue our 2012 Equity Incentive Plan but cannot take any action that would impair the rights of a participant in existing grants without such participant's consent. NYSE rules or other applicable regulations may require approval of our stockholders for any amendment that would:

  •
  other than through adjustment as provided in our 2012 Equity Incentive Plan, increase the total number of shares of common stock available for issuance under our 2012 Equity Incentive Plan; or

  •
  change the class of officers, directors, employees, consultants and advisors eligible to participate in our 2012 Equity Incentive Plan.

              The audit committee or the Board may amend the terms of any award granted under our 2012 Equity Incentive Plan, prospectively or retroactively, but generally may not impair the rights of any participant in existing grants without his or her consent.

Compensation Committee Interlocks and Insider Participation

              We determined not to form a separate compensation committee because our executive officers are not expected to receive any direct compensation from us other than certain grants made to the Chief Financial Officer under our 2012 Equity Incentive Plan. The audit committee, which is responsible for administering our 2012 Equity Incentive Plan and overseeing the performance of our Manager and the management fees and other compensation payable to our Manager pursuant to the Management Agreement, is presently comprised of Ms. Blakely and Messrs. Browning, Hinson and White, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2013, none of whom were formerly officers of our Company and none of whom had any relationship requiring disclosure by us under Item 404 of Regulation S-K. In addition, during the fiscal year ended December 31, 2013, Mr. Schuster was a member of the audit until his appointment as our Co-Chief Executive Officer in June 2013 and Mr. Joubert was a member of the audit committee. None of our executive officers has served as a member of a board of directors or a compensation committee, or other committee serving an equivalent function, of any other entity, one of whose executive officers served as a member of the Board or its audit committee. Accordingly, the audit committee members have no interlocking relationships required to be disclosed under SEC rules.

              Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

 COMPENSATION COMMITTEE REPORT

              As described above in this proxy statement, Ares Commercial Real Estate Corporation (the "Company") determined not to form a separate compensation committee because the Company's executive officers are not expected to receive any direct compensation from the Company other than certain grants made to the Chief Financial Officer under the Company's 2012 Equity Incentive Plan. The audit committee (the "Audit Committee") of the board of directors (the "Board") of the Company is responsible for administering the Company's 2012 Equity Incentive Plan and overseeing the performance of Ares Commercial Real Estate Management LLC (the "Manager") and the management fees and other compensation payable to the Manager pursuant to the Management Agreement between the Company and the Manager dated April 25, 2012. The directors that served on the Audit Committee during the fiscal year ended December 31, 2013 (the "2013 Audit Committee") have reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the 2013 Audit Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

                      The 2013 Audit Committee
                      Paul G. Joubert (Chairperson)*
                      Jeffrey T. Hinson
                      Brett White

*
Mr. Joubert was a member of the Audit Committee during the fiscal year ended December 31, 2013 but, effective April 29, 2014, was no longer a member of the Audit Committee. Ms. Blakely and Mr. Browning joined the Audit Committee after December 31, 2013, and as a result do not sign the report.

 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

              The following table sets forth certain information as of April 28, 2014, the record date, regarding the ownership of each class of our capital stock by:

  •
  each of our directors;

  •
  each of the named executive officers;

  •
  each person known by us to beneficially hold 5% or more of our common stock; and

  •
  all of our directors and executive officers as a group.

              In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as restricted shares of common stock that are currently vested or which are scheduled to vest within 60 days).

              Ownership information for those persons who beneficially own 5% or more of the outstanding shares of the Company's common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

              Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, One North Wacker Drive, 48th Floor, Chicago, IL 60606.

Name and Address	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)
Directors and Executive Officers
Michael J. Arougheti	322,776	1.13%
John B. Bartling, Jr.	35,722	*
Caroline E. Blakely	6,015	*
William L. Browning	6,015	*
John Hope Bryant	9,009	*
Michael H. Diamond	9,948	*
Jeffrey T. Hinson	9,948	*
Paul G. Joubert	29,948	*
Robert L. Rosen	37,948	*
Todd S. Schuster(3)	49,110	*
Brett White	7,921	*
Tae-Sik Yoon	25,000	*
Michael Weiner(4)	17,882	*
All directors and executive officers as a group (13 persons)	567,242	1.98%
5% or More Beneficial Owners
Wellington Management Company, LLP(5)	1,931,533	6.76%
BlackRock, Inc.(6)	1,782,827	6.24%
Neuberger Berman Group LLC; Neuberger Berman LLC(7)	1,597,474	5.59%

*
Represents less than 1% of the shares of common stock outstanding.

(1)
Includes vested and unvested restricted shares of common stock granted to our directors and Chief Financial Officer pursuant to our 2012 Equity Incentive Plan as of April 28, 2014 as follows:

	Vested Restricted Shares	Unvested Restricted Shares
Tae-Sik Yoon	10,938	14,062
Caroline E. Blakely	1,428	4,587
William L. Browning	1,428	4,587
John Hope Bryant	8,284	1,664
Michael H. Diamond	8,284	1,664
Jeffrey T. Hinson	8,284	1,664
Paul G. Joubert	8,284	1,664
Robert L. Rosen	8,284	1,664
Todd S. Schuster	4,110	—
Brett White	4,585	3,336

    The restricted shares of common stock granted to Mr. Schuster were with respect to annual Board fees during the period when he was an independent director.

(2)
Based on 28,589,634 shares of common stock outstanding on April 28, 2014.

(3)
Includes (1) 40,000 shares of common stock held by SBHWD LLC, a limited liability company, of which Mr. Schuster is the managing member; and (2) 5,000 shares of common stock held by Mr. Schuster as custodian of an account for the benefit of Mr. Schuster's child under the Uniform Transfers to Minors Act.

(4)
Consists of (1) 11,111 shares of common stock held directly by Mr. Weiner and (2) 6,771 shares of common stock held by the Amended and Restated Weiner Living Trust, dated May 29, 2009, of which Mr. Weiner is the trustee.

(5)
On its Schedule 13G filed with the SEC on February 14, 2014, Wellington Management Company, LLP reported shared voting and dispositive power with respect to 1,931,533 shares of common stock beneficially owned by it and sole dispositive power with respect to 1,782,827 shares of common stock beneficially owned by it. The Schedule 13G reports a beneficial ownership percentage of shares of common stock of 6.78%, which does not include any shares acquired or sold since such percentage was calculated for the purposes of the Schedule 13G. Wellington Management Company, LLP's address is 280 Congress Street, Boston, Massachusetts 02210.

(6)
On its Schedule 13G filed with the SEC on January 17, 2014, BlackRock, Inc. reported sole voting power with respect to 1,741,539 shares of common stock beneficially owned by it and sole dispositive power with respect to 1,782,827 shares of common stock beneficially owned by it. The Schedule 13G reports a beneficial ownership percentage of shares of common stock of 6.3%, which does not include any shares acquired or sold since such percentage was calculated for the purposes of the Schedule 13G. BlackRock, Inc.'s address is 40 East 52nd Street, New York, New York 10022.

(7)
On its Schedule 13G filed with the SEC on February 12, 2014, Neuberger Berman Group LLC and Neuberger Berman LLC (collectively, "Neuberger Berman") reported shared voting power with respect to 1,509,629 shares of common stock beneficially owned by Neuberger Berman and shared dispositive power with respect to 1,597,474 shares of common stock beneficially owned by Neuberger Berman. The Schedule 13G reports a beneficial ownership percentage of shares of common stock of 5.61%, which does not include any shares acquired or sold since such percentage was calculated for the purposes of the Schedule 13G. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Exchange Act our directors and executive officers, and any persons holding 10% or more of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and us. Specific due dates for those reports have been established and we are required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, we believe that each of our directors and executive officers and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2013, with the exception of the purchase by John Hope Bryant of 13.141 shares of our common stock on January 10, 2013, which were reported to the SEC on February 14, 2013. The purchase by Mr. Bryant was an inadvertent purchase not directed by Mr. Bryant through an automatic broker-administered dividend reinvestment plan. This purchase constituted a "matching" transaction under Section 16(b) of the Exchange Act, with Mr. Bryant's sales of 304 shares of common stock on July 30, 2012 and 650 shares of common stock on October 23, 2012. These purchase and sale transactions did not result in a short swing profit because the January 10, 2013 purchase price was greater than any of the matchable sale prices, and as a result no disgorgement was required. The dividend reinvestment feature of Mr. Bryant's account has since been removed.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a Code of Business Conduct and Ethics and Corporate Governance Guidelines that generally restrict the ability of any of our officers, directors or employees to engage in any transaction where there is a conflict between such individual's personal interest and our interests. In addition, the audit committee is required to review and approve or ratify all related party transactions (as defined in Item 404 of Regulation S-K). In determining whether to approve or ratify a transaction, the audit committee will take into account such factors as it deems appropriate. The charter for the audit committee, Code of Business Conduct and Ethics and Corporate Governance Guidelines can be accessed via our website at www.arescre.com.

Management Agreement

              We are party to the Management Agreement, pursuant to which our Manager provides for the day-to-day management of our operations. The Management Agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that may be approved and monitored by the Board. The Management Agreement has an initial three-year term that expires on May 1, 2015, and will be automatically renewed for one-year terms thereafter unless terminated by either us or our Manager. Our Manager is entitled to receive a termination fee from us under certain circumstances.

              We do not reimburse our Manager for the salaries and other compensation of its personnel, except for the allocable share of the salaries and other compensation of our (a) Chief Financial Officer, based on the percentage of his time spent on our affairs and (b) other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment professional personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs based on the percentage of their time spent on our affairs (collectively, "Personnel Expenses"). In addition, we are required to pay our pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations (collectively, "Overhead Expenses").

              Effective as of September 30, 2013, we entered into an amendment to the Management Agreement with our Manager whereby our Manager agreed not to seek reimbursement of Restricted Costs (as defined below), in excess of $1.0 million per quarter for the quarterly periods ending on September 30, 2013, December 31, 2013, March 31, 2014 and June 30, 2014. "Restricted Costs" are Personnel Expenses and Overhead Expenses incurred in the ordinary course of our origination business and do not include any Personnel Expenses or Overhead Expenses that were incurred in connection with transactions outside our ordinary course of business, including without limitation, transactions for the acquisition of a portfolio of investments or for the acquisition of another company or its assets and business.

              For the fiscal year ended December 31, 2013, we incurred approximately $4.2 million in base management fees payable to our Manager pursuant to the Management Agreement. In addition, we reimbursed our Manager for approximately $3.6 million, which amount represented the portion of the allocable expenses payable by us under the Management Agreement for which our Manager sought reimbursement. Our Manager did not earn any incentive compensation under the Management Agreement for the fiscal year ended December 31, 2013.

              Our Manager's sole member is Ares Management, an entity in which certain directors and officers of our Company and members of the Investment Committee of our Manager have indirect ownership and financial interests. Our Manager and Ares Management have agreed that for so long as our Manager is managing us, neither Ares Management nor any of its affiliates will sponsor or manage any other U.S. publicly traded REIT that invests primarily in the same asset classes as us. Ares

Management and its affiliates may sponsor or manage another U.S. publicly traded REIT that invests generally in real estate assets but not primarily in our target investments. Other than as described in the immediately preceding sentence, neither Ares Management nor any of our affiliates are otherwise restricted from sponsoring or managing other funds or any other investment vehicles that are managed by Ares Management. In general, investment opportunities are allocated taking into consideration various factors, including, among others, the relevant investment vehicles' available capital, diversification, their investment objectives or strategies, their risk profiles and their existing or prior positions in an issuer/security, as well as potential conflicts of interest, the nature of the opportunity and market conditions. The investment allocation policy may be amended by Ares Management at any time without our consent.

Servicing Agreements

              Certain of our subsidiaries, along with our lenders under our secured funding facilities arranged by Wells Fargo Bank, National Association and Citibank, N.A., have entered into various servicing agreements with our Manager's servicer, which is a Standard & Poor's-ranked commercial primary servicer and commercial special servicer that is included on Standard & Poor's Select Servicer List. Our Manager's servicer has agreed that no servicing fees pursuant to these servicing agreements would be charged to us or our subsidiaries for so long as the Management Agreement remains in effect, but that our Manager's servicer will continue to receive reimbursement for overhead related to servicing and operational activities pursuant to the terms of the Management Agreement.

Registration Rights Agreement

              We are a party to a registration rights agreement with regard to shares held from time to time by Ares Investments and its affiliates, which we refer to as the registrable shares. Pursuant to the registration rights agreement, we granted Ares Investments and its direct and indirect transferees:

  •
  unlimited demand registration rights to have the registrable shares registered for resale; and

  •
  in certain circumstances, the right to "piggy-back" the registrable shares in registration statements we might file in connection with any future public offering.

              Notwithstanding the foregoing, any registration is subject to cutback provisions, and we are permitted to suspend the use, from time to time, of the prospectus that is part of the registration statement (and therefore suspend sales under the registration statement) for certain periods, referred to as "blackout periods."

"Ares" License Agreement

              We have entered into a license agreement with Ares Management, pursuant to which it granted us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we have a right to use this name for so long as Ares Commercial Real Estate Management LLC remains our Manager. This license agreement may be terminated by either party without penalty upon 180 days' written notice to the other.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2015 ANNUAL MEETING

              Stockholders may present proper nominations of candidates for director or other proposals for inclusion in our proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to our Secretary in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Charter and Bylaws.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement and Proxy Card

              To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in our proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for director or other proposal must be received at our principal executive offices not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no later than December 31, 2014 in order to be included in our proxy statement and proxy card for the 2015 annual meeting of stockholders.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company's 2015 Annual Meeting

              The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2015 annual meeting of stockholders under the Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than December 1, 2014 and no later than 5:00 p.m., Eastern Time, on December 31, 2014 in order to be considered at the 2014 annual meeting of stockholders. In order to be considered timely, such notice shall be delivered to the Secretary at our principal executive office and shall set forth all information required under Section 11 of Article II of the Bylaws.

 ANNUAL REPORT AVAILABLE

              A copy of our 2013 Annual Report containing audited financial statements accompanies this proxy statement.

              We will provide to each stockholder a copy (without exhibits, unless otherwise requested) of our Annual Report free of charge. Requests should be directed to the Investor Relations Department at Ares Commercial Real Estate Management, One North Wacker Drive, 48th Floor, Chicago, Illinois, 60606. Copies of these documents may also be accessed electronically by means of the SEC's home page on the internet at http://www.sec.gov. The Annual Report is not part of the proxy solicitation materials.

 HOUSEHOLDING OF PROXY MATERIALS

              The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

              This year a number of brokers with account holders who are our stockholders will be "householding" its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Ares Commercial Real Estate Management, to One North Wacker Drive, 48th Floor, Chicago, Illinois, 60606 or 312-252-7500. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 26, 2014: The Notice of Annual Meeting, Proxy Statement and the Company's 2013 Annual Report are available at: http://materials.proxyvote.com/04013V.

 OTHER MATTERS

              The Board is not aware of any other matters to be presented at the Annual Meeting or at any adjournment or postponement thereof. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

              You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to promptly submit your proxy voting instructions.

By Order of the Board of Directors,
/s/ ANTON FEINGOLD Anton Feingold Secretary

Chicago, Illinois
April 30, 2014

ARES COMMERCIAL REAL ESTATE CORP

ONE NORTH WACKER DRIVE, 48TH FLOOR

CHICAGO, IL  60606

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73970-P52307	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARES COMMERCIAL REAL ESTATE CORPORATION The Board of Directors recommends you vote “FOR” Proposal 1 to elect the following Directors:	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐
Nominees:
01) Caroline E. Blakely*
02) John Hope Bryant*
03) Robert L. Rosen*

*Persons to serve as Class II Directors until the Company’s 2017 Annual Meeting of Stockholders, and until their successors are duly elected and qualify.

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” Proposal 2.	For	Against	Abstain

2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

NOTE: The proxies are hereby authorized to vote in their discretion and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at
http://materials.proxyvote.com/04013V.

M73971-P52307

ARES COMMERCIAL REAL ESTATE CORPORATION

Annual Meeting of Stockholders

June 26, 2014 at 11:00 AM Eastern Daylight Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints John B. Bartling, Jr., Tae-Sik Yoon and Michael D. Weiner, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of Ares Commercial Real Estate Corporation (the “Company”) to be held on June 26, 2014 at 11:00 a.m., Eastern Daylight Time, at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the Board of Directors of the Company knows of no other business to be presented at the meeting.

Your vote is important.  Please vote immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2014
PROXY STATEMENT FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
  PROPOSAL 1: ELECTION OF DIRECTORS
  PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE—BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2015 ANNUAL MEETING
ANNUAL REPORT AVAILABLE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS